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                              As of April 27, 2000



Advanta Revolving Home
Equity Loan Trust 2000-A
c/o Wilmington Trust Company,
     as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004


         Re:      Advanta Revolving Home Equity Loan Trust 2000-A
                  Sale and Servicing Agreement



Ladies and Gentlemen:

                  Pursuant to the Sale and Servicing Agreement dated as of April 1, 2000 (the "Agreement") among Advanta Conduit Receivables, Inc. as Sponsor, Advanta Mortgage Corp. USA, as master servicer ("AMCUSA"), Advanta Revolving Home Equity Loan Trust 2000-A (the "Trust") and Bankers Trust Company of California, N.A. as indenture trustee (the "Indenture Trustee"), AMCUSA, in its capacity as master servicer, has undertaken certain financial obligations with respect to its servicing of the Mortgage Loans, including, but not limited to, the making of Servicing Advances. In addition, the Sponsor has, in the Agreement, undertaken certain financial obligations, including, but not limited to, the payment of the Loan Reacquisition Price relating to the repurchase of non-qualifying Mortgage Loans, the payment of Substitution Amounts in connection with the substitution of Qualified Replacement Mortgage Loans and the payment of certain expenses of the Trust. Any financial obligations of AMCUSA or the Sponsor under the Agreement, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of AMCUSA and the Sponsor under the Agreement (including the payment of money damages for a breach of any of AMCUSA's or the Sponsor's obligations under the Agreement, whether financial or otherwise) but shall not include any obligations not relating to the payment of money (e.g., the obligation to service the Mortgage Loans).
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                  The Insurer has required the undersigned, Advanta Mortgage
Holding Company ("AMHC"), the parent corporation of AMCUSA and the indirect corporate parent of the Sponsor, to acknowledge its joint-and-several liability with AMCUSA and the Sponsor for the payment of the Joint and Several Obligations under the Agreement.

                  Now, therefore, the Trust, the Insurer and AMHC do hereby agree that:

                  (i) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with AMCUSA and the Sponsor to the Trust and the Insurer for the payment of the Joint and Several Obligations under the Agreement.

                  (ii) AMHC may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Trust and the Insurer by AMCUSA, the Sponsor, or another affiliate of AMHC.

                  This letter and the respective obligations and rights hereunder and thereunder shall not be delegated or assigned by you without the prior written consent of the Insurer. This letter may not be amended or otherwise modified except pursuant to a writing signed by each of the parties hereto. This letter may be executed by the signatories hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same letter.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISION THEREOF). EACH OF THE UNDERSIGNED PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF OR IN CONNECTION WITH, THIS LETTER, AND ANY OTHER COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THE UNDERSIGNED PARTIES IN CONNECTION HEREWITH OR THEREWITH.

                  Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Designated Agreement.

                                            Very truly yours,

                                            ADVANTA MORTGAGE HOLDING COMPANY



                                            By: /S/ Michael Coco
                                               -----------------------------
                                                     Authorized Signatory
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                       [SIGNATURES CONTINUE ON NEXT PAGE]
                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


CONFIRMED AND ACCEPTED,
as of the date first above written:

ADVANTA REVOLVING HOME EQUITY
LOAN TRUST 2000-A
By:  WILMINGTON TRUST COMPANY
     as Owner Trustee

By: /S/ Donald G. MacKelcan
   ---------------------------
         Authorized Signatory


AMBAC ASSURANCE CORPORATION


By: /S/ Warren Tong
   ---------------------------
         Authorized Signatory